EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                AS ENACTED UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amended Annual Report of Artcraft V, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Li Te Xiao, Chairman, Chief Executive Officer and Chief Financial Officer of the Company, state and certify, pursuant to 18 U.S.C. Section 1350, as enacted under
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) This amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  October 17, 2006

                                     /s/ Li Te Xiao
                                     ----------------------------------
                                     Li Te Xiao
                                     Chairman, Chief Executive Officer
                                     And Chief Financial Officer